THLee
Putnam
Capital

TH Lee, Putnam Emerging Opportunities Portfolio

Semiannual Report
For the period ended April 30, 2002



About the fund and TH Lee, Putnam Capital

TH Lee, Putnam Emerging Opportunities Portfolio is a closed-end interval fund offered by TH Lee, Putnam Capital. This innovative fund pursues aggressive growth by combining investments in publicly-traded stocks and privately-held companies in a closed-end format. With this special structure, the fund can tap into companies with the best growth potential while maintaining diversification across public and private markets that few funds can match.

TH Lee, Putnam Capital is a joint venture of Putnam Investments and Thomas H. Lee Partners L.P. This venture was founded in 1999 to offer alternative investment products to individual investors who have historically lacked access to the private-equity marketplace. Thomas H. Lee Partners L.P., founded in 1974, is one of the oldest and most successful private equity investment firms in the United States. The firm's investment strategy targets growth companies with competitive advantages in expanding or consolidating industries. Putnam Investments, founded in 1937, is one of the world's largest mutual fund companies and a leader in investment research and portfolio management through disciplined teamwork.

TH Lee, Putnam Emerging Opportunities Portfolio is managed by Roland W. Gillis, CFA, and Michael J. Mufson, CFA, who both are Managing Directors in Putnam's Specialty Growth Team and together have 35 years of investment experience, and by Frederick Wynn, a Vice President on the Team. The Specialty Growth Team consists of eight portfolio managers and eight analysts and focuses its research on small- and mid-capitalization growth stocks. The team has been managing investments in the markets for venture capital and initial public offerings since 2000.

The fund's management structure also includes a Strategic Advisory Board and an Investment Committee. Both of these units consist of senior Putnam and TH Lee investment professionals; the Strategic Advisory Board also includes executives of aggressive growth companies from several industries. The function of the Strategic Advisory Board is to assist the fund managers in identifying attractive private equity investment opportunities. The Investment Committee also consults with the management team and gives final approval to the structure of all private equity deals.



Report from Fund Management

Roland Gillis, Portfolio Manager
Michael Mufson, Portfolio Manager
Frederick Wynn, Portfolio Manager

While certainly not a stable period for the stock market, equities appreciated during the six months ended April 30, 2002, and growth stocks advanced. A strong market rally was underway when TH Lee, Putnam Emerging Opportunities Portfolio began its 2002 fiscal year on November 1, 2001. Equity prices were recovering from lows reached in the aftermath of September 11. Investors were looking forward to an economic recovery, and continued to bid prices up until January. Although data confirmed the recovery was indeed taking place, markets became more volatile after the turn of the year with several significant downswings. Growth stocks, which had outperformed value-style stocks in the fourth quarter of 2001 for the first time in several quarters, once again lagged the market in early 2002.


TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2002
----------------------------------------------------------------------
TH Lee, Putnam Emerging                                   Russell 2500
Opportunities Portfolio                  NAV      POP     Growth Index
----------------------------------------------------------------------
6 months                                 4.74%    0.02%        7.53%
----------------------------------------------------------------------
Life of fund
(since inception 7/30/01)               -1.57    -6.02        -7.49
----------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment returns will fluctuate and you may have a gain or a loss when you sell your shares. Returns at public offering price (POP) reflect the highest applicable sales charge of 4.50%. Sales charges differ with the original purchase amount. See a prospectus for details. The Russell 2500 Growth Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 chosen for their growth orientation. Indexes are not available for direct investment.


Doubts weigh on markets as recovery gains footing

Reasons for the market volatility included doubts raised by the revelations from the Enron investigation. As Congress held hearings, the Securities and Exchange Commission announced inquiries into accounting practices at other companies. Several companies were compelled to revise past earnings statements. These doubts temporarily increased the risk premium for stocks, especially for growth stocks, which attract investors primarily by demonstrating earnings growth rather than other types of returns, such as cash dividends.

Aside from accounting scares, the market has demonstrated pessimism about the outlook for corporate profits. Although most forecasts suggest profit margins are on a positive trend, many question whether or not they will recover as strongly as in previous cycles. Since the downturn was short and mild, many suspect that the upturn will be tepid. Competition continues to make it difficult for many companies to boost profits by raising prices. However, in our view, demand is rising enough to help many companies, and the competitive atmosphere is compelling companies to invest in productivity enhancements. We have seen evidence of this business strategy in first-quarter productivity, which rose by nearly 8%, while unit labor costs fell more than 5%. Both figures bode well for profit margins in the future by helping to contain business costs.

Management concludes first private-equity investments

In February, we concluded two private-equity investments after researching more than 200 companies. Our first choice was CommVault Systems, Inc., a provider of data storage management systems that serves business customers by enhancing network efficiency. It combines several of the attractive features that we look for in a company. First, CommVault offers a distinct product that will help it stand out in the rapidly growing market for data storage. Second, this product offers immediate potential -- even now, when corporate technology budgets remain tight -- because it gives customers an immediate return on investment (ROI) by reducing a company's total cost of ownership (TCO). Third, CommVault's technology helps to ensure enterprise continuity, which is essential to businesses after witnessing the disruptions of September 11. Finally, CommVault has a wealth of experienced managers. It was founded nearly 15 years ago as an independent unit of Bell Laboratories. In 1996, the senior management of CommVault, recognizing the growth potential for its solutions, purchased the assets of the company from Lucent Technologies.


[GRAPHIC OMITTED: Pie Chart "Asset Allocation"]

ASSET ALLOCATION
---------------------------------------------------------------------
ASSET CLASS                                           PERCENT OF FUND
---------------------------------------------------------------------
Public equity                                                   77.6%
---------------------------------------------------------------------
Private equity                                                  11.7
---------------------------------------------------------------------
Short-term instruments                                          10.7
---------------------------------------------------------------------


Our second private-equity investment, concluded soon after the CommVault deal, was in an education company, a fully accredited for-profit university. Capella Education Company is a pioneering company that already has an impressive record of expansion. It operates Capella University, an online education service with accredited undergraduate and graduate degree programs in over 40 specialized areas. Capella's strength is in providing training and degree programs for adult workers who are trying to advance professionally but live in areas remote from traditional bricks-and-mortar universities. This type of business has strong, steady growth potential as well as countercyclical attributes, since many workers enroll for additional education during periods of economic weakness.

These private companies reflect our strategy of investing in diverse companies with strong growth potential. We are currently researching candidates in a number of industries including power generation and medical equipment. We anticipate that the private-equity portion of the portfolio ultimately will include more than 10 holdings and should represent about half of the portfolio's assets.

Several sectors contribute to fund's advance

Prior to these transactions, fund performance depended on public-equity holdings and a large weighting in cash. The stocks performed well as the market rallied until early January, although the cash has been beneficial during several bouts of growth-stock declines during 2002. We have maintained sector diversification with the fund's public equities. The largest sector weighting was in technology stocks which performed well in the early months of the period but later declined. We have relied on our research capabilities to identify companies with high-quality earnings growth that we believe will be less vulnerable to pockets of weakness in the economy and to questions about accounting.

Top 10 stock holdings                                        Industry
---------------------------------------------------------------------
CommVault Systems                                           Computers
---------------------------------------------------------------------
Capella Education Company, Inc.                               Schools
---------------------------------------------------------------------
Patterson-UTI Energy, Inc.                                     Energy
---------------------------------------------------------------------
Westwood One, Inc.                                       Broadcasting
---------------------------------------------------------------------
The Wet Seal, Inc.                                             Retail
---------------------------------------------------------------------
New York Community Bancorp, Inc.                              Banking
---------------------------------------------------------------------
Marvell Technology Group, Ltd. (Bermuda)                  Electronics
---------------------------------------------------------------------
Too, Inc.                                                      Retail
---------------------------------------------------------------------
Dollar Tree Stores, Inc.                                       Retail
---------------------------------------------------------------------
Varian Medical Systems, Inc.                       Medical technology
---------------------------------------------------------------------

These holdings represent 20.0% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.

We slightly favored the diverse sector of consumer cyclicals, which includes a variety of industries, such as media, clothing retailers, and entertainment companies. Radio One and Entercom Communications are two broadcasting holdings experiencing a better outlook for advertising revenues. In the retail industry, specialty stores performed well. Dollar Tree Stores and Family Dollar Stores performed well as consumers turned to discount stores while the economy was weak. AutoZone, an auto-parts store for do-it-yourself repairs, also had strong earnings.

We have trimmed our health-care holdings in recent months after growing pessimistic about the sector, which typically lags as investors turn to stocks more likely to benefit from the economic upswing. We nonetheless view many stocks positively, including Charles River Laboratories Holdings, which performs diagnostic testing, and Amerisource, a pharmaceuticals-distribution company.

"The majority of managers do think that corporate profit will grow by more than 10 percent in the next 12 months, and 26 percent expect double-digit stock price gains."

-- Financial Times, May 15, 2002


TOP INDUSTRY SECTORS
------------------------------
Technology                28.2%
------------------------------
Consumer cyclicals        16.9
------------------------------
Health care               14.7
------------------------------
Consumer staples          11.3
------------------------------
Energy                     5.7
------------------------------

Based on net assets as of 4/30/02.
Holdings will vary over time.


For growth investing, path clear for recovery

Looking ahead, we see several encouraging signs. First is the overall improvement in the economy. As the market digests positive economic news, optimism should return and investors are more likely to give quality growth companies their due. Second, the inventory build-up in the technology sector has been completely liquidated. The next uptick in capital investments by businesses will spark a jump in production and earnings. An improving outlook for technology will provide broader confidence, even as the telecommunications sector continues to struggle.

Overall, we think the current economic recovery will show fairly typical characteristics. Business and consumer demand will increase enough to support profit growth in many sectors. We are not anticipating a steady ascent for growth stocks -- aggressive growth investing by nature involves volatility -- but the case for growth stocks grows more compelling by the month.

The views expressed here are exclusively those of TH Lee, Putnam
Capital. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future.

Shares of the Fund are offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the requirements for a "qualified client" as described in the prospectus.

An investment in the Fund involves a considerable amount of risk and should be considered speculative. Because it is possible that you may lose some or all of your investment, you should not invest in the Fund unless you can afford a total loss of investment. An investment in the Fund involves a high degree of risk which includes the following specific types of risk: the risks associated with venture capital companies and venture capital funds; investing in securities that are illiquid and subject to substantial transfer restrictions; the risks of investing in smaller companies; the Fund's ability to focus holdings in a small number of industry sectors which may be relatively new or emerging industries; the risk of investing in a fund that will pay incentive fee; investing in a fund, many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove inaccurate; and the risk involved in the Fund Manager's limited experience in venture-capital investing.

A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund 's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry, sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund 's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares.

Statement of operations shows the fund 's net investment gain or loss for the reporting period. This is determined by adding up all the fund 's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund 's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund 's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.





The fund's portfolio
April 30, 2002 (Unaudited)
----------------------------------------------------------------------------------------------------------------

Common stocks (76.8%) (a)
NUMBER OF SHARES                                                                                           VALUE
----------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.9%)
----------------------------------------------------------------------------------------------------------------
    18,100   DRS Technologies, Inc. (NON)                                                               $837,125

Airlines (0.1%)
----------------------------------------------------------------------------------------------------------------
     2,000   JetBlue Airways Corp. (NON)                                                                 100,600

Automotive (1.2%)
----------------------------------------------------------------------------------------------------------------
    10,000   Donaldson Company, Inc.                                                                     431,500
    20,900   Gentex Corp. (NON)                                                                          661,694
                                                                                                  --------------
                                                                                                       1,093,194
Banking (3.0%)
----------------------------------------------------------------------------------------------------------------
    15,000   Commerce Bancorp, Inc.                                                                      740,850
    11,000   Greater Bay Bancorp                                                                         368,390
    34,300   New York Community Bancorp, Inc.                                                          1,017,338
    14,000   TCF Financial Corp.                                                                         728,700
                                                                                                  --------------
                                                                                                       2,855,278
Biotechnology (3.8%)
----------------------------------------------------------------------------------------------------------------
    15,000   Celgene Corp. (NON)                                                                         296,700
    42,000   Connetics Corp. (NON)                                                                       503,580
    22,000   ILEX Oncology, Inc. (NON)                                                                   360,580
    12,800   InterMune, Inc. (NON)                                                                       342,400
    11,100   Invitrogen Corp. (NON)                                                                      384,948
    37,500   Ligand Pharmaceuticals, Inc. Class B (NON)                                                  583,875
    12,200   Progenics Pharmaceuticals, Inc. (NON)                                                       170,190
    16,000   Protein Design Labs, Inc. (NON)                                                             287,360
    15,100   Scios, Inc. (NON)                                                                           467,043
     4,600   Trimeris, Inc. (NON)                                                                        220,570
                                                                                                  --------------
                                                                                                       3,617,246
Broadcasting (2.6%)
----------------------------------------------------------------------------------------------------------------
    11,000   Entercom Communications Corp. (NON)                                                         574,750
     7,000   Hispanic Broadcasting Corp. (NON)                                                           187,740
    22,000   Radio One, Inc. Class D (NON)                                                               470,800
    29,200   Regent Communications, Inc. (NON)                                                           222,796
    28,600   Westwood One, Inc. (NON)                                                                  1,029,600
                                                                                                  --------------
                                                                                                       2,485,686
Commercial and Consumer Services (2.8%)
----------------------------------------------------------------------------------------------------------------
    15,000   Administaff, Inc. (NON)                                                                     344,250
    10,000   Advisory Board Co. (The) (NON)                                                              335,000
     9,000   Choicepoint, Inc. (NON)                                                                     498,960
    12,600   Corporate Executive Board Co. (The) (NON)                                                   478,800
    11,000   Strayer Education, Inc.                                                                     622,710
    10,200   Weight Watchers International, Inc. (NON)                                                   385,152
                                                                                                  --------------
                                                                                                       2,664,872
Communications Equipment (0.5%)
----------------------------------------------------------------------------------------------------------------
    14,000   Polycom, Inc.  (NON)                                                                        288,680
    69,200   Sonus Networks, Inc. (NON)                                                                  190,300
                                                                                                  --------------
                                                                                                         478,980
Computers (1.9%)
----------------------------------------------------------------------------------------------------------------
    24,000   Emulex Corp. (NON)                                                                          695,760
    22,000   Magma Design Automation, Inc. (NON)                                                         394,900
    16,400   QLogic Corp.  (NON)                                                                         749,644
                                                                                                  --------------
                                                                                                       1,840,304
Consumer Goods (0.3%)
----------------------------------------------------------------------------------------------------------------
    12,100   Yankee Candle Company, Inc. (The) (NON)                                                     265,474

Consumer Services (0.8%)
----------------------------------------------------------------------------------------------------------------
    15,900   Resources Connection, Inc.  (NON)                                                           421,986
    12,300   Willis Group Holdings, Ltd. (United Kingdom) (NON)                                          359,775
                                                                                                  --------------
                                                                                                         781,761
Distribution (0.7%)
----------------------------------------------------------------------------------------------------------------
    18,000   Performance Food Group Co. (NON)                                                            649,080

Electronics (8.9%)
----------------------------------------------------------------------------------------------------------------
    32,000   Alpha Industries, Inc. (NON)                                                                392,000
    63,400   Applied Micro Circuits Corp. (NON)                                                          427,950
    18,000   Benchmark Electronics, Inc. (NON)                                                           547,200
    11,000   Brooks Automation, Inc. (NON)                                                               392,150
    40,000   Centillium Communications, Inc. (NON)                                                       464,800
    30,000   Entegris, Inc. (NON)                                                                        472,500
    24,700   Exar Corp. (NON)                                                                            492,518
    19,500   Integrated Device Technology, Inc. (NON)                                                    546,780
    19,000   Intersil Corp. Class A (NON)                                                                510,150
    28,000   Marvell Technology Group, Ltd. (Bermuda) (NON)                                            1,008,000
    25,500   PMC - Sierra, Inc. (NON)                                                                    396,780
    30,000   RF Micro Devices, Inc. (NON)                                                                522,000
    14,000   Semtech Corp. (NON)                                                                         447,720
    40,000   Silicon Image, Inc. (NON)                                                                   386,000
    21,700   Silicon Laboratories, Inc. (NON)                                                            641,452
    16,100   Varian Semiconductor Equipment (NON)                                                        752,192
                                                                                                  --------------
                                                                                                       8,400,192
Energy (5.3%)
----------------------------------------------------------------------------------------------------------------
    16,900   BJ Services Co. (NON)                                                                       620,906
    14,800   Cooper Cameron Corp. (NON)                                                                  811,632
    20,600   ENSCO International, Inc.                                                                   695,456
    34,100   Global Industries, Ltd. (NON)                                                               328,724
     9,400   GlobalSantaFe Corp.                                                                         329,846
    10,300   Nabors Industries, Inc. (NON)                                                               469,165
    36,700   Patterson-UTI Energy, Inc. (NON)                                                          1,174,400
    26,700   Varco International, Inc. (NON)                                                             547,083
                                                                                                  --------------
                                                                                                       4,977,212
Entertainment (0.4%)
----------------------------------------------------------------------------------------------------------------
     8,700   International Speedway Corp. Class A                                                        374,100

Financial (0.3%)
----------------------------------------------------------------------------------------------------------------
     9,500   Intercept Group, Inc. (NON)                                                                 288,610

Food (0.7%)
----------------------------------------------------------------------------------------------------------------
    17,900   Krispy Kreme Doughnuts, Inc. (NON)                                                          683,422

Gaming & Lottery (1.3%)
----------------------------------------------------------------------------------------------------------------
    15,000   Argosy Gaming Co. (NON)                                                                     540,000
    14,100   Harrah's Entertainment, Inc. (NON)                                                          693,156
                                                                                                  --------------
                                                                                                       1,233,156
Health Care Services (6.2%)
----------------------------------------------------------------------------------------------------------------
     3,700   Accredo Health, Inc. (NON)                                                                  239,501
    24,000   AdvancePCS (NON)                                                                            811,440
     9,000   AmerisourceBergen Corp.                                                                     697,500
     8,700   Anthem, Inc. (NON)                                                                          593,340
    40,000   Caremark Rx, Inc. (NON)                                                                     860,000
     7,300   Cross Country, Inc. (NON)                                                                   220,898
    11,000   Dianon Systems, Inc. (NON)                                                                  721,600
    11,000   LifePoint Hospitals, Inc. (NON)                                                             462,000
    12,000   Pediatrix Medical Group, Inc. (NON)                                                         563,880
    10,100   Pharmaceutical Product Development, Inc. (NON)                                              254,318
    12,200   Province Healthcare Co. (NON)                                                               469,822
                                                                                                  --------------
                                                                                                       5,894,299
Insurance (0.6%)
----------------------------------------------------------------------------------------------------------------
    11,400   Clark/Bardes, Inc. (NON)                                                                    269,040
     8,200   Hilb, Rogal & Hamilton Co.                                                                  301,596
                                                                                                  --------------
                                                                                                         570,636
Investment Banking/Brokerage (1.6%)
----------------------------------------------------------------------------------------------------------------
     4,200   Eaton Vance Corp.                                                                           153,426
    11,000   Federated Investors, Inc.                                                                   352,660
     9,800   Investment Technology Group, Inc. (NON)                                                     450,800
    17,200   T Rowe Price Group, Inc.                                                                    603,204
                                                                                                  --------------
                                                                                                       1,560,090
Lodging/Tourism (0.4%)
----------------------------------------------------------------------------------------------------------------
    22,600   Extended Stay America, Inc. (NON)                                                           377,420

Machinery (0.6%)
----------------------------------------------------------------------------------------------------------------
    15,000   FLIR Systems, Inc. (NON)                                                                    598,155

Manufacturing (1.0%)
----------------------------------------------------------------------------------------------------------------
    10,000   Mettler-Toledo International, Inc. (Switzerland) (NON)                                      384,500
    13,000   Roper Industries, Inc.                                                                      597,870
                                                                                                  --------------
                                                                                                         982,370
Medical Technology (4.0%)
----------------------------------------------------------------------------------------------------------------
    23,100   Charles River Laboratories International, Inc. (NON)                                        691,845
    27,000   Conceptus, Inc. (NON)                                                                       488,430
    19,800   DENTSPLY International, Inc.                                                                785,466
    14,000   Respironics, Inc. (NON)                                                                     459,060
    25,000   Serologicals Corp. (NON)                                                                    512,750
    20,000   Varian Medical Systems, Inc. (NON)                                                          867,000
                                                                                                  --------------
                                                                                                       3,804,551
Oil & Gas (0.5%)
----------------------------------------------------------------------------------------------------------------
    10,100   Noble Drilling Corp. (NON)                                                                  437,835

Pharmaceuticals (0.7%)
----------------------------------------------------------------------------------------------------------------
     4,000   Cephalon, Inc. (NON)                                                                        234,560
    15,000   First Horizon Pharmaceutical Corp. (NON)                                                    390,600
                                                                                                  --------------
                                                                                                         625,160
Restaurants (1.6%)
----------------------------------------------------------------------------------------------------------------
    15,300   Applebee's International, Inc.                                                              597,312
     6,400   P.F. Chang's China Bistro, Inc. (NON)                                                       463,680
     7,000   Panera Bread Co. (NON)                                                                      469,490
                                                                                                  --------------
                                                                                                       1,530,482
Retail (8.7%)
----------------------------------------------------------------------------------------------------------------
    24,533   99 Cents Only Stores (NON)                                                                  762,496
    10,000   AutoZone, Inc. (NON)                                                                        760,000
    14,400   Chico's FAS, Inc. (NON)                                                                     519,552
     8,800   Christopher & Banks Corp. (NON)                                                             327,096
    24,000   Dollar Tree Stores, Inc. (NON)                                                              915,360
    22,000   Family Dollar Stores, Inc.                                                                  761,200
    45,700   Foot Locker, Inc. (NON)                                                                     719,775
    20,550   Hot Topic, Inc. (NON)                                                                       463,608
     5,100   Michaels Stores, Inc. (NON)                                                                 206,295
     1,400   O'Reilly Automotive, Inc. (NON)                                                              45,346
    20,000   Office Depot, Inc. (NON)                                                                    382,800
    30,400   Too, Inc. (NON)                                                                             916,560
    28,800   Wet Seal, Inc. (The) (NON)                                                                1,026,144
     9,300   Whole Foods Market, Inc. (NON)                                                              434,868
                                                                                                  --------------
                                                                                                       8,241,100
Schools (1.5%)
----------------------------------------------------------------------------------------------------------------
    15,150   Apollo Group, Inc. Class A (NON)                                                            580,851
    18,000   Career Education Corp. (NON)                                                                809,100
                                                                                                  --------------
                                                                                                       1,389,951
Semiconductor (4.5%)
----------------------------------------------------------------------------------------------------------------
    10,900   Cymer, Inc. (NON)                                                                           515,243
     5,500   DuPont Photomasks, Inc. (NON)                                                               214,390
    25,200   LAM Research Corp. (NON)                                                                    646,632
    32,000   LogicVision, Inc. (NON)                                                                     265,600
    26,100   LTX Corp. (NON)                                                                             553,581
    19,200   Mykrolis Corp. (NON)                                                                        283,008
    19,000   Nanometrics, Inc. (NON)                                                                     359,670
     7,600   Novellus Systems, Inc. (NON)                                                                360,240
    10,000   Photon Dynamics, Inc. (NON)                                                                 484,400
    17,000   Photronics, Inc. (NON)                                                                      560,150
                                                                                                  --------------
                                                                                                       4,242,914
Shipping (0.8%)
----------------------------------------------------------------------------------------------------------------
    39,691   Heartland Express, Inc. (NON)                                                               777,547

Software (5.4%)
----------------------------------------------------------------------------------------------------------------
     9,400   Advent Software, Inc. (NON)                                                                 464,172
    55,000   Chordiant Software, Inc. (NON)                                                              246,950
    43,500   Concord Communications, Inc. (NON)                                                          817,800
    23,000   Documentum, Inc. (NON)                                                                      446,660
    30,000   HPL Technologies, Inc. (NON)                                                                358,800
    22,000   Manugistics Group, Inc. (NON)                                                               346,720
    64,600   Matrixone, Inc. (NON)                                                                       445,740
    32,000   Quest Software, Inc. (NON)                                                                  416,000
    53,000   Stellent, Inc. (NON)                                                                        279,310
    30,000   Verisity, Ltd. (NON)                                                                        499,500
    44,800   webMethods, Inc. (NON)                                                                      666,624
    18,000   Witness Systems, Inc. (NON)                                                                 141,642
                                                                                                  --------------
                                                                                                       5,129,918
Technology Services (0.7%)
----------------------------------------------------------------------------------------------------------------
    18,000   BISYS Group, Inc. (The) (NON)                                                               615,600

Telecommunications (1.2%)
----------------------------------------------------------------------------------------------------------------
    37,200   Earthlink, Inc. (NON)                                                                       270,816
   100,000   Leap Wireless International, Inc. (NON)                                                     742,000
    38,100   Time Warner Telecom, Inc. Class A (NON)                                                     143,637
                                                                                                  --------------
                                                                                                       1,156,453
Telephone (0.7%)
----------------------------------------------------------------------------------------------------------------
    44,000   Airgate PCS, Inc. (NON)                                                                     629,200

Waste Management (0.6%)
----------------------------------------------------------------------------------------------------------------
    15,000   Waste Connections, Inc. (NON)                                                               529,500
                                                                                                  --------------
             Total Common Stocks (cost $67,754,009)                                                  $72,719,473

Convertible Preferred Stocks (11.6%) (a)
NUMBER OF SHARES                                                                                           VALUE
----------------------------------------------------------------------------------------------------------------
   426,985   Capella Education Company, Inc. zero% cv. pfd.
             (acquired 2/14/02, cost $4,999,994) (RES)                                                $4,999,994
 1,916,321   CommVault Systems zero% cv. pfd.
             (acquired 1/30/02,  cost $6,000,001) (RES)                                                6,000,001
                                                                                                  --------------
             Total Convertible Preferred Stocks (cost $10,999,995)                                   $10,999,995

Short-Term Investments (10.6%) (a)
PRINCIPAL AMOUNT                                                                                           VALUE
----------------------------------------------------------------------------------------------------------------
$2,500,000   Asset Securitization Cooperative Corp. for
             an effective  yield of 1.76%, May 8, 2002.                                               $2,499,144
----------------------------------------------------------------------------------------------------------------
 1,800,000   Ciesco L.P. for an effective yield of
             1.79%, May 8, 2002.                                                                       1,799,374
----------------------------------------------------------------------------------------------------------------
   619,000   Quincy Capital Corp. for an effective
             yield of 1.86%,  May 6, 2002.                                                               618,838
----------------------------------------------------------------------------------------------------------------
 1,000,000   Receivables Capital Corp. for an effective
             yield of 1.82%,  May 1, 2002.                                                             1,000,000
----------------------------------------------------------------------------------------------------------------
 3,000,000   Sheffield Receivables Corp. for an effective
             yield of 1.87%,  May 28, 2002.                                                            2,995,793
----------------------------------------------------------------------------------------------------------------
 1,106,000   Interest in $1,106,000 repurchase agreement dated
             April 30, 2002 with JPMorgan Chase & Co. due
             May 1, 2002 with respect to various U.S. Government
             obligations -- maturity value of $1,106,059  for an
             effective yield of 1.92%                                                                  1,106,000
                                                                                                  --------------
             Total Short-Term Investments (cost $10,019,149)                                         $10,019,149
----------------------------------------------------------------------------------------------------------------
             Total Investments (cost $88,773,153) (b)                                                $93,738,617
----------------------------------------------------------------------------------------------------------------
  (a) Percentages indicated are based on net assets of $94,717,668.

  (b) The aggregate identified cost on a tax basis is $88,817,436, resulting in gross unrealized appreciation and depreciation of $10,311,649 and $5,390,468, respectively, or net unrealized appreciation of $4,921,181.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2002 was $10,999,995 or 11.6% of net assets.

The accompanying notes are an integral part of the financial statements.




Statement of assets and liabilities

April 30, 2002 (Unaudited)
-----------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
$88,773,153) (Note 1)                                             $93,738,617
-----------------------------------------------------------------------------
Cash                                                                      280
-----------------------------------------------------------------------------
Dividends and interest receivable                                       7,165
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                                888,446
-----------------------------------------------------------------------------
Receivable for securities sold                                      1,099,988
-----------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                   101,801
-----------------------------------------------------------------------------
Total assets                                                       95,836,297
-----------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                       75,511
-----------------------------------------------------------------------------
Payable for shareholder servicing fee (Note 2)                         74,361
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          275,373
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees
(Note 2)                                                               25,555
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          56,250
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                           38,404
-----------------------------------------------------------------------------
Payable for offering costs (Note 1)                                   394,263
-----------------------------------------------------------------------------
Other accrued expenses                                                178,912
-----------------------------------------------------------------------------
Total liabilities                                                   1,118,629
-----------------------------------------------------------------------------
Net assets                                                        $94,717,668
-----------------------------------------------------------------------------

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 5)                                   $95,842,154
-----------------------------------------------------------------------------
Distributions in excess of net investment income
(Notes 1 and 5)                                                      (850,773)
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (5,239,177)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                          4,965,464
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $94,717,668
-----------------------------------------------------------------------------

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per common share
($94,717,668 divided by 4,035,524 shares)                              $23.47
-----------------------------------------------------------------------------
Offering price per class common share (100/95.50 of
$23.47)*                                                               $24.58
-----------------------------------------------------------------------------

* On single retail sales of less than $500,000. On sales of $500,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of the financial statements.



Statement of operations

Six months ended April 30, 2002 (Unaudited)
-----------------------------------------------------------------------------

Investment income:
-----------------------------------------------------------------------------
Interest                                                             $219,150
-----------------------------------------------------------------------------
Dividend                                                               43,912
-----------------------------------------------------------------------------
Total investment income                                               263,062
-----------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      557,247
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         43,504
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      37,501
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       46,448
-----------------------------------------------------------------------------
Shareholder servicing fees (Note 2)                                   109,408
-----------------------------------------------------------------------------
Offering costs (Note 1)                                               207,334
-----------------------------------------------------------------------------
Other                                                                  62,983
-----------------------------------------------------------------------------
Total expenses                                                      1,064,425
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                             (7,354)
-----------------------------------------------------------------------------
Net expenses                                                        1,057,071
-----------------------------------------------------------------------------
Net investment loss                                                  (794,009)
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (3,795,106)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments during
the period                                                          8,575,654
-----------------------------------------------------------------------------
Net income on investments                                           4,780,548
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations               $3,986,539
-----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.




Statement of changes in net assets
                                                                            For the period
                                                                             July 30, 2001
                                                                             (commencement
                                                           Six months ended  of operations)
                                                                   April 30  to October 31,
                                                                       2002*          2001
------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------

Operations:

Net investment income (loss)                                       $(794,009)       $2,905
------------------------------------------------------------------------------------------
Net realized loss on investments                                  (3,795,106)   (1,444,071)
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments                                                        8,575,654    (3,610,190)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         3,986,539    (5,051,356)
------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
------------------------------------------------------------------------------------------
From net investment income                                          (135,739)           --
------------------------------------------------------------------------------------------

Capital share transactions:
------------------------------------------------------------------------------------------
Proceeds from shares issued                                        5,633,551    90,859,292
------------------------------------------------------------------------------------------
Reinvestment of distributions                                         94,290            --
------------------------------------------------------------------------------------------
Cost of shares repurchased (Note 4)                                 (768,909)           --
------------------------------------------------------------------------------------------
Net increase in capital share transactions                         4,958,932    90,859,292
------------------------------------------------------------------------------------------
Total increase in net assets                                       8,809,732    85,807,936
------------------------------------------------------------------------------------------

Net assets
------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                      85,907,936       100,000
------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income and undistributed net
investment income of $850,773 and $78,975,
respectively)                                                    $94,717,668   $85,907,936
------------------------------------------------------------------------------------------

Number of fund shares
------------------------------------------------------------------------------------------
Shares outstanding at beginning of period (Note 5)                 3,827,683         4,188
------------------------------------------------------------------------------------------
Shares issued                                                        236,884     3,823,495
------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
------------------------------------------------------------------------------------------
distributions                                                          3,943            --
------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                          (32,986)           --
------------------------------------------------------------------------------------------
Shares outstanding at end of period                                4,035,524     3,827,683
------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of the financial statements.






Financial highlights
(For a common share outstanding throughout the period)

                                                  Six months
                                                       ended  For the period
Per-share                                           April 30   July 30, 2001+
operating performance                             (Unaudited)     to Oct. 31
----------------------------------------------------------------------------
                                                        2002            2001
----------------------------------------------------------------------------
Net asset value,
beginning of period                                  $22.44           $23.88
----------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------
Net investment income (loss) (a)                       (.20)              --(d)(e)
----------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                  1.27            (1.44)
----------------------------------------------------------------------------
Total from
investment operations                                  1.07            (1.44)
----------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------
From net
investment income                                      (.04)              --
----------------------------------------------------------------------------
Total distributions                                    (.04)              --
----------------------------------------------------------------------------
Net asset value,
end of period                                        $23.47           $22.44
----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                 4.74*           (6.03)*
----------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $94,718          $85,908
----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                              1.14*             .58*(d)
----------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                       (.85)*             --*(d)
----------------------------------------------------------------------------
Portfolio turnover rate (%)                           56.58*           11.20*
----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period (Note 2).
    As a result of such limitation, expenses of the fund for the period ended October 31, 2001 reflect a reduction of 0.04% of average net assets.

(e) Amount represents less than $0.01 per share.



Notes to financial statements
April 30, 2002 (Unaudited)

Note 1 Significant accounting policies
-----------------------------------------------------------------------

TH Lee, Putnam Emerging Opportunities Portfolio (the "fund"), is a series of TH Lee, Putnam Investment Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments. The fund may invest up to 50% of its portfolio in private equity investments as well as up to 5% of its assets in private equity funds.

The fund offers its shares at net asset value plus a maximum front-end sales charge of 4.50%. The fund provides a limited degree of liquidity to its shareholders by conducting quarterly repurchase offers. In each repurchase offer, the fund intends to repurchase 5% of its outstanding shares at their net asset value. The fund may also, at any time, conduct additional sales of its shares to Qualified Investors, as defined in the Investment Advisors Act of 1940.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered readily available for private equity securities; such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the "Manager"), a subsidiary of Putnam, LLC ("Putnam") and TH Lee, Putnam Capital, LLC (a joint venture of Putnam and Thomas H. Lee Partners, LP) will monitor each fair valued security on a daily basis and may adjust its value based on such factors as the financial and/or operating results, the general developments in the issuer's business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Repurchase agreements

The fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. The Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

C) Security transactions and related investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $1,400,000 available to offset future net capital gain, if any, which will expire on October 31, 2009.

E) Distributions to shareholders

Distributions to shareholders from net investment income and capital gains are recorded by the fund on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Organizational expense and unamortized offering costs

The fund is responsible for all fees, expenses and disbursements in connection with its organization and initial issue of its shares. The organizational fees are expensed as incurred. Because the fund is closed-end with a continuous offering period, the offering costs are being amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam for the payment of these expenses.

Note 2 Management fee, administrative services and other transactions
-------------------------------------------------------------------------

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on the fund's private equity holdings. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable unrealized) gains. The fund will pay annually, on December 31, to the Manager a fee equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund's operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lock-up period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all amounts that are actually distributed to the fund less realized and unrealized losses. The fund does not pay any incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable. For the six months ended April 30, 2002, there were no incentive fees paid.

The Manager has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2002, to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses) exceed an annual rate of 1.85% of its average daily net assets.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company ("PFTC"), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2002, the fund's expenses were reduced by $7,354 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of $25,000. Trustees receive additional fees for attendance at certain committee meetings.

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the Fund, the Manager or Putnam that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers.

For the six months ended April 30, 2002, Putnam Retail Management, LP acting as underwriter, received net commissions of $26,543 from the sale of the fund's common shares.

Note 3 Purchases and sales of securities
-----------------------------------------------------------------------

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $76,625,784 and $40,796,440, respectively. There were no purchases and sales of U.S. government obligations.

Note 4 Share repurchase
-----------------------------------------------------------------------

To provide liquidity to the shareholders, the fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis, in January, April, July and October of each year. Repurchase offers will be made for 5% of the fund's then outstanding shares at net asset value. The fund commenced its first repurchase offer in January 2002 and completed it in February 2002. Repurchase offers are scheduled to commence each quarter thereafter and be completed the following month. During the six months ended April 30, 2002, the fund repurchased 32,986 shares valued at $768,909.

Note 5 Initial capitalization and offering of shares
-----------------------------------------------------------------------

The trust was established as a Massachusetts business trust on May 4, 2001. During the period May 4, 2001 to July 30, 2001 (commencement of operations) the fund had no operations other than those related to organizational matters, including the initial capital contribution of $156,250, the payment of $56,250 of organizational expenses and the issuance of 4,188 shares to the Manager on July 18, 2001.

At April 30, 2002, the Manager owned 209,687 shares of the fund (5.2% of shares outstanding) valued at $4,921,354.


Fund information

INVESTMENT MANAGER

TH Lee, Putnam Capital Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Sullivan & Cromwell

TRUSTEES

Steven Spiegel
Chairman

Joseph L. Bower

John A. Hill

Stephen B. Kay

Thomas H. Lee

OFFICERS

Steven Spiegel
President

Linwood E. Bradford
Vice President

Michael T. Healy
Vice President

Amrit Kanwal
Vice President and Treasurer

Charles A. Ruys de Perez
Vice President

William H. Woolverton
Vice President and Clerk

----------------
Not FDIC Insured
----------------
May Lose Value
----------------
No Bank Guarantee
----------------

TH Lee Putnam Capital

7 Shattuck Road
Andover, Massachusetts 01810


83183 2WX 5/02